UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

GATOS SILVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39649	27-2654848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 W Georgia Street, Suite 910 Vancouver, British Columbia, Canada	V6C 3L2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 424-0984

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange
	Indicate by check	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On December 13, 2024 Gatos Silver, Inc. (“Gatos Silver” or the “Company”), and First Majestic Silver Corp. (“First Majestic”) received unconditional authorization to complete the previously announced acquisition of the Company by First Majestic from the Mexican Federal Economic Competition Commission (the “COFECE”). Approval from the COFECE is the only regulatory approval required under the Agreement and Plan of Merger (the “Merger Agreement”) with First Majestic.

Under the Merger Agreement First Majestic will acquire all of the issued and outstanding shares of common stock of Gatos Silver (the “Transaction”), subject to the adoption of the Merger Agreement by Gatos’ stockholders at its special meeting of stockholders and the approval by First Majestic’s shareholders of the issuance of First Majestic common shares in connection with the Transaction at First Majestic’s special meeting of shareholders, each to be held on Tuesday, January 14, 2025, as well as the satisfaction or waiver of the other remaining customary conditions precedent set out in the Merger Agreement. Gatos Silver and First Majestic currently expect that the Transaction will close in January 2025.

Important Information for Investors and Stockholders about the Transaction and Where to Find It

This current report on Form 8-K is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities of First Majestic or Gatos Silver or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities of First Majestic or Gatos Silver in any jurisdiction in contravention of applicable law. This current report on Form 8-K may be deemed to be soliciting material relating to the Transaction.

In connection with the Transaction between First Majestic and Gatos Silver pursuant to the Merger Agreement and subject to future developments, First Majestic filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that includes a Proxy Statement of Gatos Silver that also constitutes a Prospectus of First Majestic (the “Proxy Statement/Prospectus”) and other documents. Each of First Majestic and Gatos Silver may also file other relevant documents with the SEC regarding the Transaction. The registration statement on Form F-4 was declared effective by the SEC on December 2, 2024. Gatos Silver filed a Proxy Statement/Prospectus with the SEC on December 3, 2024 which it commenced mailing on December 6, 2024 to its stockholders in connection with the Transaction. First Majestic filed the Information Circular in connection with the proposed Transaction with applicable Canadian securities regulatory authorities on December 10, 2024 and commenced mailing the meeting materials to its shareholders on December 10, 2024. This current report on Form 8-K is not a substitute for any registration statement, proxy statement, prospectus or other document First Majestic or Gatos Silver has filed or may file with the SEC or Canadian securities regulatory authorities in connection with the pending Transaction. INVESTORS AND SECURITY HOLDERS OF GATOS SILVER AND FIRST MAJESTIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, RESPECTIVELY, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MAJESTIC, GATOS SILVER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement/Prospectus, the filings with the SEC that are and will be incorporated by reference into the Proxy Statement/Prospectus and other documents filed with the SEC by First Majestic and Gatos Silver containing important information about First Majestic or Gatos Silver and the Transaction through the website maintained by the SEC at www.sec.gov. Investors are also able to obtain free copies of the management proxy circular and other documents filed with Canadian securities regulatory authorities by First Majestic, through the website maintained by the Canadian Securities Administrators at www.sedarplus.com. In addition, investors and security holders are able to obtain free copies of the documents filed by First Majestic with the SEC and Canadian securities regulatory authorities on First Majestic’s website at www.firstmajestic.com or by contacting First Majestic’s investor relations team. Copies of the documents filed with the SEC by Gatos Silver are available free of charge on Gatos Silver’s website or by contacting Gatos Silver’s investor relations team.

Participants in the Merger Solicitation

First Majestic, Gatos Silver and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of First Majestic and the stockholders of Gatos Silver in connection with the Transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above and other relevant documents filed with the SEC and Canadian securities regulatory authorities in connection with the Transaction. Additional information regarding First Majestic’s directors and executive officers is also included in First Majestic’s Notice of Annual Meeting of Shareholders and 2024 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on April 15, 2024, and information regarding Gatos Silver’s directors and executive officers is also included in Gatos Silver’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 20, 2024, as amended by Amendment No. 1 to such annual report filed with the SEC on May 6, 2024 and Gatos Silver’s 2024 Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2024. These documents are available free of charge as described above.

Cautionary Note Regarding Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” under applicable Canadian securities laws (collectively, “forward-looking statements”). These statements relate to future events of First Majestic and/or Gatos Silver that are based on assumptions of management of First Majestic and/or Gatos Silver made in good faith in light of management’s experience and perception of future developments. Forward-looking statements in this current report on Form 8-K include, but are not limited to, statements with respect to: closing of the Transaction and the terms and timing related thereto; the timing and receipt of required shareholder and other approvals; satisfaction of the conditions to completion of the Transaction; and the anticipated timing of the First Majestic special meeting of shareholders and the Gatos special meeting of stockholders. Assumptions may prove to be incorrect and actual results may differ materially from those anticipated. Consequently, guidance cannot be guaranteed. As such, investors are cautioned not to place undue reliance upon guidance and forward-looking statements as there can be no assurance that the plans, assumptions or expectations upon which they are placed will occur.

Actual results may vary from forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those expressed or implied by such forward-looking statements, including but not limited to those factors discussed in (a) the section entitled “Description of the Business - Risk Factors” in First Majestic’s most recently filed Annual Information Form, available under its profile on SEDAR+ at www.sedarplus.com, and as an exhibit to its most recently filed Form 40-F available on EDGAR at www.sec.gov/edgar or on First Majestic’s website and (b) the Gatos Silver’s Annual Report on Form 10-K for the year ended December 31, 2023, available on EDGAR at www.sec.gov/edgar or on Gatos Silver’s website. First Majestic is not affirming or adopting any statements or reports attributed to Gatos Silver in this current report on Form 8-K or made by Gatos Silver outside of this current report on Form 8-K. Gatos Silver is not affirming or adopting any statements or reports attributed to First Majestic in this current report on Form 8-K or made by First Majestic outside of this current report on Form 8-K. Although First Majestic and Gatos Silver have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.

First Majestic and Gatos Silver believe that the expectations reflected in these forward-looking statements are reasonable, but no assurance can be given that these expectations will prove to be correct and such forward-looking statements included herein should not be unduly relied upon. These statements speak only as of the date hereof. First Majestic and Gatos Silver do not intend, and do not assume any obligation, to update these forward-looking statements or forward-looking information, except as required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: December 13, 2024	By:	/s/ Dale Andres
Dale Andres
Chief Executive Officer